UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 30, 2004

ICON HEALTH & FITNESS INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	87-0531206
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and zip code of principal executive offices)

(435) 750-5000
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 30, 2004, ICON Health & Fitness, Inc. announced by press release its earnings for the fourth quarter and fiscal year ended May 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	REGULATION FD DISCLOSURE

On August 30, 2004, ICON Health & Fitness, Inc. announced by press release its earnings for the fourth quarter and fiscal year ended May 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	FINCANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release of ICON Health & Fitness, Inc. dated August 30, 2004, announcing earnings for the fourth quarter and fiscal year ended May 31, 2004.

SIGNATURE

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: August 30, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of ICON Health & Fitness, Inc. dated August 30, 2004, announcing earnings for the fourth quarter and fiscal year ended May 31, 2004.

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